Patent Finance Obligations	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Patent Finance Obligations

11. PATENT FINANCE OBLIGATIONS

On June 18, 2014, the Company acquired the right to license certain patents, the consideration for which was to be fully paid on or before June 18, 2023; however; the timing of the payments was subject to the Company entering into certain future license agreements with third-parties. The Company set up the liability based on its expected payment schedule using a discount rate of 6.0%. The discount rate was an estimate of a risk-adjusted rate giving consideration to rates for revolving debt with no fixed payments. This specific patent obligation was retired as part of a license deal that was concluded during the third quarter of 2017.

On September 13, 2014, the Company acquired certain patents and entered into a licensing agreement with the same counter-party. The obligation was based on the quarterly payment stream of $1,389 using a discount rate of 4.5%. The discount rate is an estimate of a risk-adjusted rate giving consideration to rates for secured term debt with fixed payments over a five-year term.  As at December 31, 2017 the current and long-term portions of this obligation are $4,090 and $nil, respectively.

The current and long-term portions of these obligations are reflected as follows:

	Gross	Unamortized Discount	Net Carrying Amount
As at December 31, 2017
Patent finance obligation, due August 18, 2018	4,167	(77)	4,090
Current portion			(4,090)
			$-

	Gross	Unamortized Discount	Net Carrying Amount
As at December 31, 2016
Patent rights finance obligation, due June 18, 2023	$14,000	$(185)	$13,815
Patent finance obligation, due August 18, 2018	9,722	(390)	9,332
Long term portion	23,722	(575)	23,147
Current portion			(10,372)
			$12,775